                      Securities and Exchange Commission
                             Washington, D.C. 20549

                                    Form 8-K

                            Current Report Pursuant
                         To Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): February 7, 2002


                         IMPAC MORTGAGE HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

                  Maryland                                        1-14100                                33-0675505
(State or Other Jurisdiction of Incorporation)           (Commission File Number)           (I.R.S. Employer Identification No.)

                  1401 Dove Street, Newport Beach, CA, 92660
          (Address of principal executive offices including zip code)


                                (949) 475-3600
             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.   Other Events

This filing is made to effect the incorporation by reference of the accompanying exhibits in the Company's Registration Statement No. 333-74432 on Form S-3, filed with the Securities and Exchange Commission, which became effective on February 7, 2002, to supply information for Item 14 of the above described Registration Statement (Attached as Annex A).


ITEM 7.   Exhibits

          (c)  Exhibits

               1.1  - Underwriting Agreement.

               5.1  - Legal Opinion of Kirkpatrick & Lockhart LLP.

               5.2  - Legal Opinion of McKee Nelson LLP.

               8.1  - Legal Opinion of McKee Nelson LLP regarding tax matters.

               23.1 - Consent of KPMG LLP regarding the Company.

               23.2 - Consent of KPMG LLP regarding Impac Funding Corporation.

               23.3 - Consent of Kirkpatrick & Lockhart (contained in Exhibit
                      5.1).

               23.3 - Consent of McKee Nelson LLP (contained in Exhibit 5.2).

               23.4 - Consent of McKee Nelson LLP (contained in Exhibit 8.1).
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   IMPAC MORTGAGE HOLDINGS, INC.


                                                   By: /s/ Ronald M. Morrison
                                                       ----------------------
                                                              Ronald M. Morrison
                                                   General Counsel and Secretary


Date: February 7, 2002
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                                    ANNEX A

ITEM 14.   Other Expenses of Issuance and Distribution

The estimated expenses, other than underwriting discounts and commissions, in connection with the offering of Securities are:

     Securities and Exchange Commission Registration Fee      $24,155.32

     Legal Fees and Expenses                                     175,000

     Accounting Fees and Expenses                                 60,000

     American Stock Exchange Listing Fee                          17,500

     Printing and Engraving Expenses                              60,000

     Transfer and Registrar Fee                                    3,500

     Miscellaneous                                              9,844.68
                                                              ==========
     TOTAL                                                    $  350,000